UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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GENERAL EMPLOYMENT ENTERPRISES, INC.

(Name of Registrant As Specified In Its Charter)

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GENERAL EMPLOYMENT ENTERPISES, INC.

184 Shuman Blvd., Suite 420

Naperville, Illinois 60563

January     , 2015

NOTICE OF ACTION TAKEN

PURSUANT TO A WRITTEN CONSENT OF SHAREHOLDERS

To our Shareholders:

General Employment Enterprises, Inc. (the “Company”) hereby gives notice to the holders of its common stock (“Common Stock”), that certain holders of greater than one half (1/2) of the voting power of its outstanding Common Stock are taking certain action by written consent to approve of the issuance of greater than 20 percent of the Company’s outstanding Common Stock for the acquisition of Scribe Solutions, Inc., et al (“Scribe”), as set forth in Appendix A hereto.

The Company’s Common Stock is listed and traded on the NYSE MKT under the symbol “JOB.” Under the NYSE MKT rules, the holders of a majority of the outstanding shares of the Common Stock must approve the issuance of the Common Stock because we will have issued securities equal to or in excess of 20 percent of the number of shares of Common Stock outstanding before such issuance. Section 7.10 of the Illinois Business Corporation Act (“IBCA”) and our organizational documents permit any action that may be taken at a meeting of the shareholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting. Accordingly, the holders of a majority of the outstanding shares of the Common Stock have approved the issuance of the Common Stock for the acquisition of Scribe, subject to the terms and conditions set forth more fully in this Information Statement. All necessary corporate approvals in connection with the matters referred to in this Information Statement have been obtained, subject to such notice requirement. This Information Statement is being furnished to all shareholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, solely for the purpose of informing shareholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the shareholder consent is expected to become effective twenty (20) calendar days following the mailing of this information statement.

We are mailing this Information Statement to our holders of record as of the close of business on December 10, 2014. This Information Statement is being provided to you for your information to comply with the requirements of the Securities Exchange Act of 1934, as amended. You are urged to read this Information Statement carefully in its entirety. However, no action is required on your part in connection with this document. No shareholder meeting will be held in connection with this Information Statement. We are not asking you for a proxy and you are requested not to send us a proxy.

We thank you for your continued support.

By order of the Board of Directors

Dennis Baker

Chairperson of the Board of Directors

GENERAL EMPLOYMENT ENTERPRISE, INC.

184 Shuman Blvd., Suite 420

Naperville, Illinois 60563

INFORMATION STATEMENT

We are required to deliver this Information Statement to holders of our common stock (the “Common Stock”) in order to inform them that certain holders of greater than one-half (1/2) of the voting power of our outstanding Common Stock, without holding a meeting of shareholders at which shareholders would be entitled to vote, have taken certain actions that would normally require such a meeting. December 10, 2014 has been fixed as the record date for the determination of shareholders who are entitled to receive this Information Statement.

THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO THE HOLDERS OF OUR COMMON STOCK ON OR ABOUT JANUARY     , 2015.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ISSUANCE OF UP TO 640,000 SHARES OF SERIES A PREFERRED STOCK

On December 11, 2014, General Employment Enterprises, Inc. (the “Company”) entered into a Stock Exchange Agreement (the “SCRIBE Agreement”) with Brittany M. Dewan as Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July, 2010, Brittany M. Dewan, individually, Allison Dewan, individually, Mary Menze, individually, and Alex Stuckey, individually (collectively, the “Scribe Shareholders”). Pursuant to the terms of the SCRIBE Agreement the Company will acquire 100% of the outstanding stock of Scribe Solutions Inc., (“Scribe”) from the Scribe Shareholders for 640,000 shares of Series A Preferred Stock (the “Preferred Stock”) of the Company. In addition, the Company will issue warrants to certain warrant holders in Scribe for warrants to purchase common stock in the Company. This is all based on a valuation of Scribe of not less than $6,400,000. Upon the closing of the transaction, the Company will issue 640,000 shares of Preferred Stock. The transaction has been unanimously approved by the boards of directors of the Company (the “Board”) and Scribe and a majority of their respective shareholders. The closing of the transactions set forth in the SCRIBE Agreement is subject to customary conditions to closing, and is expected to occur prior to March 31, 2015.

Each share of Preferred Stock is initially convertible, at the election of the holder, into 50 shares of the Company’s common stock. The foregoing conversion ratio is subject to standard adjustment mechanisms, as set forth in the designation of preferences of the Preferred Stock, as filed with the Illinois Secretary of State (the “Designation”). The Designation provides the holders of the Preferred Stock with certain other preferences and rights, including, but not limited to:

1. The right to receive cumulative compounding dividends in the amount of 8% of the liquidation value of the Preferred Stock, per annum, payable in cash or additional shares of Preferred Stock, if and when declared by our Board;

2. The right to participate, on an as converted basis, in any distributions or dividends the Company declares on its Common Stock;

3. The right to a liquidation preference, over the holders of the Company’s Common Stock, equal to the liquidation value of the Preferred Stock plus all accrued and unpaid dividends thereon, and thereafter to participate, on an as converted basis, with the holders of the Company’s Common Stock in all additional distributions;

4. The right to appoint two directors to the Board;

5. The right to vote, as a single class, on an as converted basis, with the holders of the Company’s Common Stock on all matters submitted to a vote of the holders of the Company’s Common Stock; and

6. The Company may not take several actions, as set forth in the Designation, without the prior approval of the holders of a majority of the outstanding shares of Preferred Stock.

Scribe has made certain additional customary covenants, including, among others, to conduct its business in the ordinary course between the execution of the SCRIBE Agreement and the closing of the acquisition and not to engage in certain kinds of transactions during that period, subject to certain exceptions. We have agreed not to take certain specified actions without Scribe’s consent during the time between execution of the SCRIBE Agreement and the closing of the acquisition. The SCRIBE Agreement is definitive between the Company and the Scribe Shareholders.

This summary of the material terms of the SCRIBE Agreement set forth herein is qualified in its entirety by reference to the SCRIBE Agreement, which is attached as Annex B to this Information Statement.

The Company’s Common Stock is listed and traded on the NYSE MKT under the symbol “JOB.” Prior to the actual issuance of certificates representing 640,000 shares of Preferred Stock, which is initially convertible into 32,000,000 shares of Common Stock and a warrant to purchase up to 6,350,000 shares of Common Stock at a purchase price of $0.20 per common share, the issuances must be approved by the shareholders in accordance with Sections 705 and 712 of the NYSE MKT Company Guide in order for the NYSE MKT to approve the application to list additional shares to be issued. Section 712 of the NYSE MKT Company Guide requires shareholder approval as a prerequisite to approval of applications to list additional shares to be issued when the present or potential issuance of Common Stock (or securities convertible into Common Stock) could result in an increase in outstanding common shares of 20% or more. The Company currently has outstanding 25,899,675 shares of Common Stock, exclusive of the Preferred Stock that is expected to be issued on or about January 7, 2015. Therefore, the issuance of 640,000 shares of Preferred Stock and warrants in the transactions set forth in the SCRIBE Agreement could result in the issuance of Common Stock greater than 20% of the currently outstanding number of shares of Common Stock.

Under Illinois law, our Board has the authority to issue shares of Common Stock of the Company in such amounts and for such consideration as the Board may deem appropriate under Section 6.25 of the IBCA.

The foregoing transactions were approved by our Board at a special meeting on December 9, 2014, and by two shareholders that hold a majority of our issued and outstanding Common Stock by a written consent.

This Information Statement is being mailed on or about January __, 2015, to our shareholders of record on December 10, 2014. The actions described in this Information Statement will not become effective until the 21st day after the Information Statement is mailed to our shareholders. On or after such time, the actual share certificates covering 640,000 shares of Preferred Stock and warrants to purchase up to 6,350,000 shares of Common Stock will be issued to the Scribe Shareholders upon the satisfaction of certain requirements set forth in the SCRIBE Agreement as set forth in Appendix B hereto.

Scribe Solutions Inc.

Scribe was incorporated in the State of Florida on December 30, 2008. Scribe Solutions was formed to meet the demands that physicians face with overcrowded waiting rooms, and to overcome the challenges presented by electronic medical records (EMR) and the rising cost of quality patient care. By providing physicians with personal assistants (medical scribes), Scribe offers turnkey programs where it recruits, qualifies, hires, and trains resources to serve as scribes at sites across the United States, and alleviates the burden of documentation and clerical duties. Scribe Solutions has developed a low cost staffing solution that improves productivity by providing scribe programs to emergency departments, physician practices, and outpatient and inpatient facilities. Scribe’s principal office is located at: 13500 Sutton Park Drive South, Suite 204, Jacksonville, FL 32224.

Services Provided

Emergency departments are fast paced environments in which ED physicians take multi-tasking to the extreme, and they often find themselves performing data entry and clerical duties. As the emergency room physician takes more and more time to document in the electronic medical record (EMR) he or she spends less time caring for patients. In fact, ED physicians now spend 45 minutes of every hour documenting or performing clerical duties. This results in decreased productivity, decreased patient satisfaction, decreased relative value units (RVUs), decreased turnaround times (TAT) and poor patient care.

Scribe offers emergency department medical scribes to allow the ER physician to spend less time on clerical duties and more time caring for patients. Scribe’s clinical information managers (scribes) provide specific emergency department services to aid doctors in documentation and minimize their clerical duties. Not only does Scribe offer physician assistant (medical scribe) services to emergency departments, but also to busy specialty physician practices and clinics. Physicians in these specialty practices and clinics benefit from scribe services by spending less time on charting and more time on providing quality patient care.

In addition, Scribe provides an online and live didactic series designed to develop quality scribes. Scribe’s medical scribes have an excellent knowledge base and can adapt to any documentation system. The scribes also perform other emergency department services such as tracking labs, transcribing radiology reports, attending to patient needs, and helping physicians organize data.

The transaction will allow the Company to enhance its traditional staffing products with other non-traditional offerings as outlined above for which the Company can now offer a complete suite of products and services for corporate clients and staffing companies alike.

Reasons for the Actions Taken

The Company is a staffing company that is publicly traded under the ticker symbol JOB, with approximately $40 million in revenue and has been losing money for the past several years. The staffing industry has more than $100 billion in annual sales and is expected to grow at a rate higher than 10% per year. This outlook is only expected to improve with anticipated additional governmental regulation, such as the new health care requirements and as companies increase their use of staffing companies to augment their human resource requirements.

The staffing industry is highly competitive with few barriers to entry, other than access to working capital, as many of the companies strategically use their staffing companies to extend their own cash flow requirement for payroll. This has created a dynamic where more than 6,000 staffing firms in the United States have been open for more than one year. There are only a few staffing companies with more than $100 million in revenue and the majority of staffing companies have less than $5 million in annual revenue.

The Company is caught in the middle of the industry, not big enough to fully capitalize on economies of scale, however too big to not have a corporate reporting structure. The Company is also a public entity which increases it requirements for corporate governance, however also enables the Company to incentivize it employees with equity and align their focus with the Company’s overall goals.

The Company is seeking significant growth in revenue and profitability over the course of the next two years through a series of acquisitions and internal expansion strategies. The Company seeks to acquire companies that (i) are cash flow positive and are accretive to the Company’s net income, or that can be in less than 180 days from acquisition, (ii) provide additional services to sell through its current infrastructure, (iii) strategically align with the Company’s culture, and (iv) provide or align with core technology, infrastructure and management.

The acquisition of Scribe meets all of these criteria. In addition, Scribe provides the Company entry into the medical staffing industry and significantly adds to its core executive management team.

Forward Looking Statements

Various statements contained in or incorporated by reference into this Information Statement that express a belief, expectation, or intention, or that are not statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Exchange Act. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact, are forward-looking statements. When used in this Information Statement, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project,” and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain such identifying words. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors.

GENERAL EMPLOYMENT ENTERPRISES, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial information is based on the historical financial statements of the Company and Scribe, after giving effect to the Company’s acquisition of Scribe. The notes to the unaudited pro forma financial information describe the reclassifications and adjustments to the financial information presented.

The unaudited pro forma combined balance sheet and statement of operations for the year ended September 30, 2013 and 2014, are presented as if the acquisition of Scribe had occurred on October 1, 2012 and were carried forward through each of the periods presented.

The allocation of the purchase price used in the unaudited pro forma combined financial information is based upon the respective fair values of the assets and liabilities of Scribe as of the date on which the SCRIBE Agreement was signed.

The unaudited pro forma combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the Scribe acquisition been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in the annual report on form 10-K for the year ended September 30, 2014.

GENERAL EMPLOYMENT ENTERPRISES, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2014

(UNAUDITED)

(In Thousands)
	GENERAL		PROFORMA
	EMPLOYMENT	SCRIBE	ADJUSTMENTS		PROFORMA
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$168	$288	2,000	(1)	$2,456
Accounts receivable	4,907	364			5,271
Other current assets	1,650	10			1,660
Notes receivable	—				—
Assets of discontinued operations	—	—			—

Total current assets	6,725	662			9,387

Property and equipment, net	453	1			454
Goodwill	1,106	—	4,609	(5)	5,715
Intangible assets, net	1,560	—	1,132	(4)	2,692
Other assets	—	1			1

TOTAL ASSETS	$9,844	$664			$18,249

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt	$2,711	$—			$2,711
Accounts payable	910	—			910
Accrued compensation	2,633	—			2,633
Convertible note payable—current portion, net of discount	35				35
Derivative liability	131				131
Other current liabilities	1,214	5			1,219

Total current liabilities	7,634	5			7,639
Convertible note payable, net of discount	132				132
Other long-term liabilities	13	—			13

Total long-term liabilities	145	—			145
Commitments and contingencies
SHAREHOLDERS’ EQUITY
Preferred stock; no par value; authorized—20,000 shares; issued and outstanding—none	—	—	8,400	(1)(2)	8,400
Common stock, no-par value; authorized—200,000 shares; issued and outstanding—25,899 shares	11,658	11	(11	) (3)	11,658
(Accumulated deficit) retained earnings	(9,593)	648	(648	) (3)	(9,593)

Total shareholders’ equity	2,065	659			10,465

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$9,844	$664			$18,249

Adjustments to the Pro Forma Consolidated Balance Sheet

(1)	Represents the issuance of 200,000 shares of preferred stock for cash
(2)	Represents the issuance of 640,000 shares of preferred stock for acquisition
(3)	Elimination of Scribe’s Capital Stock and retained earnings as part of purchase accounting
(4)	Represents the management estimated intangible asset as of closing date, to be verified by valuation
(5)	Represents the management estimated goodwill as of closing date, to be verified by valuation

See notes to unaudited pro forma combined financial information

GENERAL EMPLOYMENT ENTERPRISES, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2014

(UNAUDITED)

(In Thousands, Except Per Share Data)
	GENERAL		PROFORMA
	EMPLOYMENT	SCRIBE	ADJUSTMENTS		PROFORMA
NET REVENUES:
Contract staffing services	$32,723	$3,728			$36,451
Direct hire placement services	7,088	—			7,088

NET REVENUES	39,811	3,728			43,539

Cost of contract services	26,417	2,188			28,605
Selling, general and administrative expenses	13,709	1,412	(570	) (a)	14,551
Amortization of intangible assets	326	—			326

INCOME (LOSS) FROM OPERATIONS	(641)	128			57
(Gain) on change in derivative liability	(47)				(47)
Interest expense	507				507

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAX PROVISION	(1,101)	128			(403)
Provision for income tax	(24)	—			(24)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(1,125)	$128			$(427)

Loss from discontinued operations	(230)	—			(230)

NET INCOME (LOSS)	$(1,355)	$128			$(657)

BASIC AND DILUTED LOSS PER SHARE
From continuing operations	$(0.05)	$—			$(0.01)

From discontinued operations	$(0.01)	$—			$(0.00)

Total net loss per share	$(0.06)	$—			$(0.01)

WEIGHTED AVERAGE NUMBER OF SHARES—BASIC AND DILUTED	24,360	—	42,000	(b)	66,360

(a)	Represents a terminated and settled revenue sharing agreement with no continuing obligations, thereunder.
(b)	Represents additional shares issued related to the acquisition and preferred stock offering.

See notes to unaudited pro forma combined financial information.

GENERAL EMPLOYMENT ENTERPRISES, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2013

(UNAUDITED)

(In Thousands, Except Per Share Data)
	GENERAL		PROFORMA
	EMPLOYMENT	SCRIBE	ADJUSTMENTS		PROFORMA
NET REVENUES:
Contract staffing services	$39,187	$3,244			$42,431
Direct hire placement services	7,317				7,317

NET REVENUES	46,504	3,244			49,748

Cost of contract services	32,318	2,046			34,364
Selling, general and administrative expenses	15,173	867	(65	) (a)	15,975
Amortization of intangible assets	320				320

INCOME (LOSS) FROM OPERATIONS	(1,307)	331			(911)
Interest expense	251	—			251

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAX PROVISION	(1,558)	331			(1,162)
Provision for income tax	(8)				(8)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(1,566)	$331			$(1,170)

Loss from discontinued operations	(324)	—			(324)

NET INCOME (LOSS)	$(1,890)	$331			$(1,494)

BASIC AND DILUTED LOSS PER SHARE
From continuing operations	$(0.07)	$—			$(0.02)

From discontinued operations	$(0.01)	$—			$(0.01)

Total net loss per share	$(0.09)	$—			$(0.02)

WEIGHTED AVERAGE NUMBER OF SHARES—BASIC AND DILUTED	21,969	—	42,000	(b)	63,969

(a)	Represents a terminated and settled revenue sharing agreement with no continuing obligations, thereunder.
(b)	Represents additional shares issued related to the acquisition and preferred stock offering.

See notes to unaudited pro forma combined financial information.

GENERAL EMPLOYMENT ENTERPRISES, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma combined balance sheet as of September 30, 2014, and the unaudited pro forma statements of operations for the years ended September 30, 2014 and September 30, 2013, are based on the historical financial statements of General Employment Enterprises, Inc. (the “Company”) and Scribe Solutions Inc., (“Scribe”) after giving effect to the Company’s acquisition of Scribe, and reclassification and adjustments described in the accompanying notes to the unaudited pro forma combined financial information. The pro forma combined balance sheet also contains other adjustments for subsequent events to September 30, 2014.

The Company accounts for business combinations pursuant to Accounting Standards Codification ASC 805, Business Combinations. In accordance with ASC 805, the Company uses it best estimates and assumptions to accurately assign fair value to the assets acquired and the liabilities assumed at the acquisition date. Goodwill as of the acquisition date is measured as the excess of the purchase consideration over the fair value of the assets acquired and the liabilities assumed.

The fair values assigned to Scribe’s assets acquired and liabilities assumed are based on management’s estimates and assumptions. The estimated fair values of these assets acquired and liabilities assumed are considered preliminary and are based on the information that was available as of the date of acquisition. The Company believes that the information provides a reasonable basis for estimating the fair values of assets acquired and liabilities assumed, but is waiting for additional information, primarily related to estimated values of current and non-current income taxes payable and deferred taxes, which are subject to change, pending the finalization of certain tax returns. The Company expects to finalize the valuation of the assets and liabilities as soon as practicable, but not later than one year from the acquisition date.

The unaudited pro forma combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the Scribe acquisition been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in the annual report on Form 10-K for the year ended September 30, 2014.

Accounting Periods Presented

For purposes of these unaudited pro forma combined financial information, Scribe’s historical year end December 31, have been aligned to more closely conform to the Company’s year end of September 30, as explained below. Certain pro forma adjustments were made to conform Scribe’s accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma combined balance sheet as of September 30, 2014 and the statements of operations for the year ended September 30, 2014 and the year ended September 30, 2013, are presented as if the acquisition of Scribe had occurred on October 1, 2012 and were carried forward through each of the periods presented.

Reclassifications

The Company reclassified certain accounts in the presentation of Scribe’s historical financial statements in order to conform to the Company’s presentation.

2. ACQUISITION OF SCRIBE

On December 11, 2014, the Company entered into a Stock Exchange Agreement (the “SCRIBE Agreement”) with Brittany M. Dewan as Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July, 2010, Brittany M. Dewan, individually, Allison Dewan, individually, Mary Menze, individually, and Alex Stuckey, individually (collectively the “Scribe Shareholders”). Pursuant to the terms of the SCRIBE Agreement the Company will acquire 100% of the outstanding stock of Scribe from the Scribe Shareholders for 640,000 shares of Series A Preferred Stock (the “Preferred Stock”) of the Company. In addition, the Company will issue warrants to certain warrant holders in Scribe for warrants to purchase common stock in the Company. This is all based on a valuation of Scribe of not less than $6,400,000. Upon the closing of the transaction, the Company will issue 640,000 shares of Preferred Stock. The transaction has been unanimously approved by the boards of directors of the company and Scribe and a majority of their respective shareholders. The closing of the transactions set forth in the SCRIBE Agreement are subject to customary conditions to closing, and is expected to occur prior to March 31, 2014.

Under the purchase method of accounting, the transactions were valued for accounting purposes at $7.4 million, which was the estimated fair value of the Company at date of acquisition. The assets and liabilities of Scribe will be recorded at their respective fair values as of the date of signing the Scribe Agreement, and the following table summarizes these values based on the balance sheet at September 30, 2014.

$664	Net Assets Purchased
5	Liabilities assumed

659	Net Liabilities Assumed
6,400	Purchase Price

$5,741	Intangible Asset from Purchase

4. PRO FORMA ADJUSTMENTS

(1)	Represents the issuance of 200,000 shares of preferred stock for cash

(2)	Represents the issuance of 640,000 shares of preferred stock for acquisition

(3)	Elimination of Scribe’s Capital Stock and retained earnings as part of purchase accounting

(4)	Represents the management estimated intangible asset as of closing date, to be verified by valuation

(5)	Represents the management estimated goodwill as of closing date, to be verified by valuation

(a)	Represents a terminated and settled revenue sharing agreement with no continuing obligations, thereunder.

(b)	Represents additional shares issued related to the acquisition and preferred stock offering.

NO ACTION IS REQUIRED

Other than the shareholder written consent described above, no other votes are necessary or required to effectuate the transactions described in this Information Statement. The Company anticipates that the shareholder consent described in this Information Statement will become effective on or promptly after January     , 2015.

Effects of the Proposed Issuance

In recent years, broad stock market indices, in general, and smaller capitalization companies, in particular, have experienced substantial price fluctuations. The issuance of a significant amount of Common Stock may further adversely affect the price of the Common Stock. The influx of such a substantial number of common shares into the public market could have a significant negative effect on the trading price of the Common Stock. As of December 10, 2014, approximately 25.7 million shares of Common Stock were outstanding. An additional approximate 640,000 shares of Preferred Stock which is convertible into 32,000,000 Common Stock will be outstanding upon the closing of the Scribe acquisition. Issuance of these shares of Common Stock may substantially dilute the ownership interests of our existing shareholders. The potential issuance of such additional shares of Common Stock may create downward pressure on the trading price of our Common Stock. After issuance, the shares of Common Stock contemplated by this Information Statement, will vote with the Common Stock on all matters submitted to the holders of the Common Stock.

No Dissenter’s Rights

The corporate action described in this Information Statement will not afford to our shareholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 10, 2014, the Company’s directors, executive officers and principal shareholders beneficially own, directly or indirectly, in the aggregate, approximately 71% of its outstanding Common Stock. These shareholders collectively, and Mr. Schroering individually, have significant influence over the Company’s business affairs, with the ability to control matters requiring approval by the Company’s shareholders, including the written consent set forth in this Information Statement.

The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company’s Common Stock, as of December 10, 2014 by (a) each shareholder known by the Company to be the beneficial owner of more than five percent of the Company’s Common Stock, (b) each of the Company’s directors, (c) each of the Company’s executive officers and (d) all executive officers and directors of the Company as a group. The shareholders listed below have sole voting and investment power except as noted.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
LEED HR, LLC and Michael Schroering LEED HR, LLC 2650 East Point Parkway, Suite 280 Louisville, KY 40223	16,023,744	(2)	61.9%
Dennis W. Baker	432,800	(3)	1.7%
Thomas C. Williams	315,000	(4)	1.2%
Jack Zwick	175,000	(5)	*
Andrew J. Norstrud	1,250,000	(7)	4.8%
Michael Schroering	315,000	(6)	1.2%
Current directors and executive officers as a group (5 individuals)	18,511,544		71.5%

*	Represents less than 1%.
(1)	Based on 25,899,675 shares of Common Stock issued and outstanding as of December 10, 2014.
(2)	Based on the Schedule 13D/A filed on June 11, 2014; Schedule 13D filed on September 13, 2013 and the Schedule 13D/A filed on September 21, 2012, by each of LEED HR, LLC, a Kentucky limited liability company, and Mr. Schroering, which disclosed that LEED HR, LLC owns directly 15,824,410 shares of Common Stock and that Mr. Schroering owns directly 199,334 shares of Common Stock. Mr. Schroering is the sole manager of LEED HR, LLC. By virtue of this relationship, Mr. Schroering may be deemed to beneficially own, the 15,824,410 shares of Common Stock owned directly by LEED HR, LLC.

(3)	Represents (i) 102,800 shares of Common Stock owned, and (ii) 330,000 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable.
(4)	Represents 315,000 shares of Common Stock issuable upon the exercise of stock options that are currently exercisable.
(5)	Represents (i) 50,000 shares of Common Stock owned, and (ii) 125,000 shares of Common Stock indirectly through Mr. Zwick’s investment in Aracle SPF, LLC I.
(6)	Represents 315,000 shares of Common Stock. See Footnote #2.
(7)	Represents (i) 50,000 shares of Common Stock, and (ii) 1,200,000 shares of Common Stock issuable upon the exercise of stock options that are not currently exercisable.

BROKERS, CUSTODIANS, ETC.

We have asked brokers and other custodians, nominees and fiduciaries to forward this information statement to the beneficial owners of our Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

All information concerning the Company contained in this information statement has been furnished by the Company. No person is authorized to make any representation with respect to the matters described in this information statement other than those contained in this information statement and if given or made must not be relied upon as having been authorized by the Company or any other person. Therefore, if anyone gives you such information, you should not rely on it. This information statement is dated January , 2015. You should not assume that the information contained in this document is accurate as of any other date unless the information specifically indicates that another date applies.

By order of the Board of Directors
Dennis Baker
Chairperson of the Board of Directors

APPENDIX A

WRITTEN CONSENT

OF THE SHAREHOLDERS OF

GENERAL EMPLOYMENT ENTERPRISES, INC.

The undersigned, constituting holders of a majority of the issued and outstanding shares of common stock of GENERAL EMPLOYMENT ENTERPRISES, INC., an Illinois corporation (the “Company”), hereby adopt the following resolutions pursuant to the Illinois Business Corporation Act, as amended:

WHEREAS, the undersigned Shareholders deem it to be in the best interest of the Company to enter into an agreement pursuant to which the Company will acquire 100% of the issued and outstanding shares of common stock (the “Purchased Shares”) of Scribe Solutions, Inc., a Florida corporation (“Scribe”), from Alex Stuckey, an individual; Mary Menze, an individual; Brittany M. Dewan, an individual; Allison Dewan, an individual; and Brittany M. Dewan, Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July 2010 (each a “Seller” and collectively, the “Sellers”). pursuant to the terms of that certain Securities Exchange Agreement between the Company, the Sellers and Scribe, a draft of which has been presented to the undersigned Shareholders, and is attached hereto as Exhibit A (the “Purchase Agreement”).

WHEREAS, in consideration of the acquisition of the Purchased Shares and certain outstanding Scribe warrants, the Purchase Agreement contemplates that the Company will issue the Sellers 640,000 shares of the Company’s series a convertible preferred stock, no par value (the “Company Preferred Stock”), and warrants to purchase up to 6,350,000 shares of Company common stock (the “Company Common Stock”), in the form of the attached Exhibit B (the “Warrants”) (collectively the “Acquisition Consideration”), on the terms and subject to the conditions set forth in the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

NOW, THEREFORE, BE IT:

RESOLVED, that the undersigned Shareholders hereby approve and authorize the execution by the Company of the Purchase Agreement, the Warrants, and all other agreements, instruments and certificates contemplated to be delivered pursuant to or in connection with the Purchase Agreement, such Purchase Agreement to be in substantially the form delivered to the undersigned Shareholder, with such changes, additions, modifications and deletions therein and containing such terms as Andrew J. Norstrud, the Chief Executive Officer of the Company (the “Authorized Officer”) deems necessary or appropriate.

RESOLVED, that the undersigned Shareholders hereby authorize and instruct the Authorized Officer to execute the Purchase Agreement and any other agreements, certificates, or instruments necessary to effectuate the terms of the Purchase Agreement.

RESOLVED, that concurrent with the Closing, the Company be, and it hereby is, authorized to issue Sellers 640,000 shares of Company Preferred Stock and the Warrants, which securities will, upon issuance, be fully paid and nonassessable.

RESOLVED, that in accordance with the Purchase Agreement, and for the purpose of listing the Company Stock representing the Acquisition Consideration, the Company be, and it hereby is, authorized to submit, by and through the Authorized Officer, to the NYSE MKT an Additional Listing Application, together with any related filings and documents, to be in substantially the form reviewed by the Authorized Officer, with such changes, additions, modifications and deletions therein and containing such terms as the Authorized Officer deems necessary or appropriate.

RESOLVED, that concurrent with the Closing and in accordance with the Purchase Agreement, the Company be, and it hereby is, authorized to enter into employment agreements with Derek Dewan (as Chief Executive Officer) and Alex Stuckey (as Chief Operating Officer) (collectively the “Employment Agreements”), such Employment Agreements to be in substantially the form reviewed by the Authorized Officer, with such changes, additions, modifications and deletions therein and containing such terms as the Authorized Officer deems necessary or appropriate.

RESOLVED, that concurrent with the Closing and in accordance with the Purchase Agreement, the Board shall appoint Derek Dewan as a director of the Company, to serve until the next annual meeting of the Company’s shareholders and until his respective replacements has been properly appointed, or until his earlier resignation, removal or death.

RESOLVED, the undersigned Shareholders hereby approve, under the NYSE MKT Company Guide Rules, of the issuance of the Acquisition Consideration, which Acquisition Consideration constitutes greater than 20% of the Company’s issued and outstanding Company Common Stock.

RESOLVED, the undersigned Shareholders hereby direct that the Authorized Officer obtain a record date from the Company’s transfer agent and prepare and file a Proxy Statement or Information Statement with the SEC.

RESOLVED, that any and all actions, whether previously or subsequently taken, by any officer or officers of the Company, including, without limitation, the Authorized Officer, which are consistent with the intent and purposes of the foregoing resolutions, shall be, and the same hereby are, in all respects, ratified, approved and confirmed.

Dated December 11, 2014
/s/ Michael Schroering
Michael Schroering

LEED HR, LLC

	By:	/s/ Michael Schroering
	Name:	Michael Schroering
	Its:	Manager

Appendix B

STOCK EXCHANGE AGREEMENT

This Stock Exchange Agreement (this “Agreement”) is made as of December     , 2014 by and among General Employment Enterprises, Inc., an Illinois corporation (“GEE” or “Company”) and Brittany M. Dewan as Trustee of the Derek E. Dewan Irrevocable Living Trust II dated the 27th of July, 2010, Brittany M. Dewan, individually, Allison Dewan, individually, Mary Menze, individually, and Alex Stuckey, individually (the “Scribe Shareholders”).

RECITALS

A. The Scribe Shareholders are the record holders of all of the issued and outstanding shares of the common stock of Scribe Solutions, Inc., a Florida corporation (“Scribe”);

B. Scribe is in the business of providing trained clerical staff to its customers (the “Scribe Business”);

C. The Company believes that it is in its best interests, to acquire Scribe from the Scribe Shareholders;

D. GEE has designated 1,000,000 of its authorized and unissued shares of blank check preferred stock as Series A Convertible Preferred Stock (the “Preferred Stock” and each a “Preferred Share”) in the form attached hereto as Exhibit A;

E. Each of the Scribe Shareholders desires to exchange (the “Exchange”) all of the outstanding stock of Scribe (the “Scribe Shares”) held by each of them for Preferred Shares as set forth on Exhibit B;

F. The Preferred Shares shall be convertible, at any time, at the option of the holder, into shares of common stock, no par value, of the Company (the “GEE Common Stock”) at an initial conversion ratio of 50 shares of GEE Common Stock for each Preferred Share.

G. This stock for stock exchange is intended to qualify as a reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986 (as amended);

H. The board of directors of GEE (the “GEE Board”) approved the terms and conditions of the Exchange and of this Agreement; and

I. The Scribe Shareholders and GEE are entering into this Agreement to set forth the terms and conditions applicable to the Exchange.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereby agree as follows:

(Defined Terms: Certain of the capitalized terms in this Agreement are defined as set forth in Annex I to this Agreement.)

1. EXCHANGE.

1.1 Exchange of Shares. Upon the terms and subject to the conditions set forth herein, at the Closing GEE shall acquire, and each of the Scribe Shareholders shall sell and transfer to GEE, all of the Scribe Shares owned of record by each respective Scribe Shareholder, and in exchange therefor GEE shall issue to each of the Scribe Shareholders 640 shares of Preferred Stock for each Scribe Share (the “Exchange Ratio”) held by such Scribe Shareholder as of the date of Closing for a total of 640,000 shares of Preferred Stock. Upon the completion of the Exchange, Scribe will be a wholly-owned subsidiary of GEE. This Exchange Ratio is based on Scribe having a projected value of not less than $6,400,000 and not more than $7,900,000, to be determined by a professional third party business appraisal firm.

1.2 Delivery of Certificates. At the Closing, (i) each of the Scribe Shareholders shall deliver to GEE the certificates representing all of the issued and outstanding Scribe Shares owned by such Scribe Shareholder, duly and properly endorsed for transfer to GEE, and accompanied by a written instrument or instruments of transfer, in form and content satisfactory to GEE, duly executed by each of the Scribe Shareholders; and (ii) GEE shall deliver to each of the Scribe Shareholders certificates representing such number of shares of Preferred Stock as is calculated by multiplying the number of Scribe Shares held by each such Scribe Shareholder by the Exchange Ratio. The number of shares of Preferred Stock to be issued to each Scribe Shareholder is set forth on Schedule 1.2 hereto opposite the name of such Scribe Shareholder.

1.3 Exchange and Delivery of Warrants. At the Closing, (i) the holders of the Scribe Warrants (as defined below) shall deliver to GEE the Scribe Warrants accompanied by a written instrument or instruments of transfer, in form and content satisfactory to GEE, duly executed by each of the holders of the Scribe Warrants, in exchange for (ii) the GEE Warrants (as defined below). The term “GEE Warrants” means warrants in the form of Exhibit C exercisable for a total of 6,350,000 shares of GEE Common Stock which are allocated among the holders of the Scribe Warrants as set forth in Exhibit D. The exercise price is $0.20 per share of GEE Common Stock.

2. CLOSING.

Subject to the satisfaction or waiver of all covenants or conditions precedent set forth in Section 8, the Exchange shall be completed (the “Closing”) at the offices of Roetzel & Andress, 350 East Las Olas Blvd., Las Olas Centre II, Suite 1150, Fort Lauderdale, Florida 33303, at 10:00 a.m., local time, on March 31, 2015, or at such other place and on such other date and time as the parties may agree.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business in all jurisdictions as presently conducted and as proposed to be conducted. The Company and its subsidiaries have all government and other licenses and permits and authorizations to do business in all jurisdictions where their activities require such license, permits and authorizations, except where failure to obtain any such license, permit or authorization will not have a Material Adverse Effect, as defined below. The Company’s subsidiaries and their jurisdiction of organization are as set forth on Schedule 3.1.

3.2 Capitalization. As of October 31, 2014, the Company’s capitalization is as set forth in Schedule 3.2. All outstanding shares of the Company’s capital stock have been duly authorized and validly issued, and are fully paid, non-assessable, and free of any preemptive rights. There is only one class and series of GEE Common Stock of the Company, without any special series, rights, preferences or designations assigned to it. There is only one class of preferred stock designated as the “Series A Convertible Preferred Stock”, which consists of shares of convertible participating eight percent (8%) cumulative preferred stock and of which the Preferred Shares offered in this Exchange are a part. All Preferred Shares are subject to the terms, conditions and preferences set forth the Company’s Certificate of Designation of Series A Convertible Preferred Stock to be filed with the Illinois Secretary of State on or before the Closing, in the form attached hereto as Exhibit A (the “Certificate of Designation”). The Company does not have any outstanding options, warrants, notes, convertible debt, derivative securities or notes other than as specifically set forth on Schedule 3.2. At the time of the Closing of the Exchange, the Preferred Shares received in the Exchange will be convertible into 32,000,000 shares of GEE Common Stock.

3.3 Authorization and Enforcement. This Agreement and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations hereunder and thereunder.

3.4 Reservation and Valid Issuance of Securities. When issued pursuant to this Agreement, the Preferred Shares will be duly authorized, validly issued, fully paid and non-assessable and fully enforceable as against the Company, and each of the Scribe Shareholders will receive good title to such Preferred Shares, free and clear of any liens, claims, security interests or encumbrances. The Company will reserve a sufficient number of shares of GEE Common Stock to allow for the conversion of the Preferred Shares according to their terms, after taking into account any possible anti-dilution adjustments to the conversion rate for stock splits, recapitalizations, equity restructuring transactions, mergers, business combinations and asset sales, stock dividends, and other similar events. The shares of GEE Common Stock issuable upon conversion of the Preferred Shares pursuant to the terms of the Certificate of Designation will be duly authorized, validly issued, fully paid and non-

assessable. The Preferred Shares will be free and clear of any security interests, liens, claims or other encumbrances, other than restrictions upon transfer under federal and state securities laws. The shares of each subsidiary are duly authorized, validly issued, fully paid and non-assessable and held by the Company, which has sole, and unencumbered marketable title and is the sole owner.

3.5 No Conflict, Breach, Violation or Default; Third Party Consents. The execution, delivery and performance by the Company and the issuance and sale of the Preferred Shares will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Articles of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (collectively, the “Company Documents”), (ii) any shareholder agreement or voting agreement to which any officer, director or holder of more than 5% of the Company’s securities is a party to, or (iii) any statute, rule, regulation or order of any governmental agency, self-regulatory agency, securities regulatory or insurance regulatory agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its assets or properties, or (iv) any material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its assets or properties is subject. No approval of or filing with any governmental authority or other third party entity or person (other than the obtaining the approval of the board of directors of the Company on behalf of the Company, the filing of the Certificate of Designation with the Illinois Secretary of State and approvals or and filings with the NYSE MKT and the Securities and Exchange Commission) is required for the Company to enter into, execute or perform this Agreement.

3.6 No Material Adverse Change. Since December 31, 2013, except as identified and described in the SEC Reports (as defined below) or in Schedule 3.6, there has not been:

(a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a material adverse effect or impact on the Company’s assets, properties, financial condition, operating results or business of the Company taken as a whole other than an effect primarily or proximately resulting from (A) changes in general economic or market conditions affecting the industry generally in which the Company operates, which changes do not disproportionately affect the Company as compared to other similarly situated participants in the industry in which the Company operates; (B) changes in applicable law or generally accepted accounting principles (“GAAP”); and (C) acts of terrorism, war or natural disasters which do not disproportionately affect the Company (as such business is presently conducted) (a “Material Adverse Effect”), individually or in the aggregate;

(b) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

(c) any material damage, destruction or loss, whether or not covered by insurance, to any assets, licenses, government permits, self-regulatory agency permits or licenses, or properties of the Company;

(d) any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(e) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which has not had a Material Adverse Effect;

(f) any change or amendment to Company Documents, except for the Certificate of Designation, or material change to any material contract or arrangement by which the Company is bound or to which any of its assets or properties is subject;

(g) any material labor difficulties, labor disputes, non-compete or similar disputes, or labor union organizing activities with respect to employees of the Company;

(h) any material transaction entered into by the Company other than in the ordinary course of business;

(i) the loss of the services of any key employee, salesperson, or material change in the composition or duties of the senior management of the Company;

(j) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect;

(k) any material default of any indebtedness or, to Company’s Knowledge (as defined below), breach of contract agreement, in each case with aggregate liabilities of greater than $50,000; or

(l) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

3.7 SEC Reports and Financial Statements.

(a) the Company has made available to each Scribe Shareholder through the SEC’s EDGAR system accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission (“SEC”) since December 31, 2012 (collectively, the “SEC Reports”). All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC have been so filed. To Company’s Knowledge, as of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934 (the “1934 Act”), as amended; and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) Except for the pro forma financial statements, if any, the financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto at the time of filing and as of the date of each Closing; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the financial position of the Company as of the respective dates thereof and the results of operations of the Company for the periods covered thereby, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All adjustments considered necessary for a fair presentation of the financial statements have been included.

3.8 Securities Law Compliance. The exchange of the Scribe Shares for the Preferred Shares will constitute an exempted transaction under the Securities Act, and registration of the Preferred Shares under the Securities Act for issuance herein (or of the shares of GEE Common Stock for issuance upon conversion of the Preferred Shares) is not required. The Company shall make such filings as may be necessary to comply with the federal securities laws and the “blue sky” laws of any state in connection with the offer and sale of the Preferred Shares, which filings will be made in a timely manner.

3.9 Tax Matters. Except as set forth on Schedule 3.9, the Company has timely prepared and filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the Company’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company, taken as a whole. All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any of its assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company or other corporation or entity. For the purposes of this agreement, “Company’s Knowledge” means the knowledge (as defined below) of the executive officers (as defined in Rule 405 under the Securities Act) of the Company. “Knowledge” means an individual will be deemed to have Knowledge of a particular fact or other matter if: (a) Such individual is actually aware of such fact or other matter; or (b) A prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonably comprehensive investigation concerning the existence of such fact or other matter. A Person (other than an individual) will be deemed to have “Knowledge” of a particular fact or other matter if any individual who is serving, or who has at any time served, as a director, officer, partner, executor, or trustee of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.

3.10 Title to Properties. Except as disclosed in the SEC Reports, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Reports, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

3.11 Intellectual property.

Except as provided in the SEC Reports:

(a) All intellectual property of the Company or its subsidiaries, including but not limited to any trademarks, trade secrets, patents, patent applications, copyrights, domain names and similar property, is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No intellectual property of the Company which is necessary for the conduct of Company’s businesses as currently conducted has been or is now involved in any cancellation, dispute or litigation, and, to Company’s Knowledge, no such action is threatened.

(b) All of the licenses and sublicenses and consent, royalty or other agreements concerning intellectual property which are necessary for the conduct of the Company’s business as currently conducted to which the Company is a party or by which any of its assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company and, to Company’s Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company under any such License Agreements.

(c) The Company owns or has the valid right to use all of the intellectual property that is necessary for the conduct of the Company’s business as currently conducted and for the ownership, maintenance and operation of the Company’s properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned intellectual property and confidential information, other than licenses entered into in the ordinary course of the Company’s business. The Company has a valid and enforceable right to use all third party intellectual property and confidential information used or held for use in the business of the Company.

(d) To Company’s Knowledge, the conduct of the Company’s business as currently conducted does not infringe or otherwise impair or conflict with (collectively, “Infringe”) any intellectual property rights of any third party or any confidentiality obligation owed to a third party, and, to Company’s Knowledge, the intellectual property and confidential information of the Company which are necessary for the conduct of the Company’s business as currently conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to Company’s Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any intellectual property or confidential information of the Company and the Company’s use of any intellectual property or confidential information owned by a third party, and, to Company’s Knowledge, there is no valid basis for the same.

(e) The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company’s ownership or right to use any of the intellectual property or confidential information which is necessary for the conduct of the Company’s business as currently conducted.

(f) The Company has taken reasonable steps to protect the Company’s rights in its intellectual property and confidential information. To Company’s Knowledge there has been no material disclosure of any confidential information to any third party.

3.12 Environmental Matters. To Company’s Knowledge, the Company (a) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (b) does not own or operate any real property contaminated with any substance that is subject to any Environmental Laws, (c) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (d) is not subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to Company’s Knowledge, threatened investigation that might lead to such a claim.

3.13 Litigation. Except as disclosed in Schedule 3.13, there are no pending material actions, suits or proceedings against or affecting the Company, or any of its properties; and to Company’s Knowledge, no such actions, suits or proceedings are threatened or contemplated against the Company.

3.14 No Directed Selling Efforts or General Solicitation. Neither the Company nor any of its Affiliates, nor to Company’s Knowledge, any Person, as defined below, acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D of the Securities Act) in connection with the offer or sale of any of the Preferred Shares being offered in this Offering. “Person” means any individual, corporation, company, limited liability company, partnership, limited liability partnership, trust, estate, proprietorship, joint venture, association, organization or entity.

3.15 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Preferred Shares under the Securities Act. For purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person.

3.16 Questionable Payments. To the best of Company’s Knowledge, none of its current or former stockholders, directors, officers, employees, agents or other Persons, as defined below, acting on behalf of the Company, has on behalf of the Company or in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded funds of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature. “Person” means any individual, corporation, company, limited liability company, partnership, limited liability partnership, trust, estate, proprietorship, joint venture, association, organization or entity.

3.17 Transactions with Affiliates. “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person. Except as disclosed in the SEC Reports, none of the officers or directors of the Company and, to Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.18 Internal Controls. Except as set forth in the SEC Reports, the Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect. The Company maintains, and will use commercially reasonable best efforts to continue to maintain, a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements and to maintain asset accountability both in conformity with GAAP and the applicable provisions of the 1934 Act, (c) access to assets is permitted only in accordance with management’s general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Except as set forth in the SEC Reports, the Company has established disclosure controls and procedures (as defined in the 1934 Act Rules 13a-14 and 15d-14) and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the 1934 Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 308 of Regulation S-K for smaller reporting companies) or, to Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls.

3.19 Disclosures. Neither the Company nor any Person acting on its behalf has provided the Scribe Shareholders or their agents or counsel with any information that constitutes or might constitute material, non-public information. The written materials delivered to the Scribe Shareholders in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

3.20 No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the GEE Common Stock to facilitate the sale or resale of the Preferred Shares or affect the price at which the Preferred Shares may be issued or resold.

3.21 Information Concerning Company. The SEC Reports and Transaction Documents contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the SEC Reports, and except as modified in the Transaction Documents, or in the Schedules hereto, there has been no Material Adverse Effect relating to the Company’s business, financial condition or affairs not disclosed in the SEC Reports. The SEC Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances when made.

3.22 Stop Transfer. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Preferred Shares, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the affected Scribe Shareholder.

3.23 Dilution. The Company’s executive officers and directors understand the nature of the Preferred Shares being issued as part of the exchange and recognize that the issuance of the Preferred Shares will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Preferred Shares is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Preferred Shares and the shares of GEE Common Stock upon conversion of the Preferred Shares, is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

3.24 Foreign Corrupt Practices. Neither the Company, nor to Company’s Knowledge, has any agent or other Person acting on behalf of the Company, has (a) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

3.25 OFAC. Neither Company, nor to Company’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the same, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Preferred Shares, or lend, contribute or otherwise make available such proceeds to joint venture partner or other Person, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

3.26 Anti-Money Laundering. The operations of the Company have been conducted at all times in compliance with the money laundering requirements of all applicable governmental authorities and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental authority or any arbitrator involving Company with respect to the Money Laundering Laws is pending or, to Company’s Knowledge, threatened.

3.27 Registration on Form “S-3”. The Company is currently eligible to file a Form S-3 registration statement for some transactions, but not all transactions.

4. REPRESENTATIONS AND WARRANTIES OF EACH SCRIBE SHAREHOLDER.

Subject to the disclosures in the Scribe Disclosure Schedule, each Scribe Shareholder individually and not jointly hereby represents warrants and covenants with the Company as follows. For avoidance of doubt, these warranties and representations are made to the Company and the Company’s agents, representatives and Affiliates and other members of the selling group (if any) and their representatives and Affiliates, as third party beneficiaries hereto:

4.1 Legal Power. Each Scribe Shareholder has the individual, trust, corporate or the limited liability company power, as applicable, and is authorized to enter into this Agreement and to carry out and perform such Scribe Shareholder’s obligations under the terms of this Agreement.

4.2 Due Execution. The execution and performance of the terms under this Agreement, have been duly authorized, executed and delivered by such Scribe Shareholder, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of such Scribe Shareholder.

4.3 Access to Information. Each Scribe Shareholder understands that an investment in the Preferred Shares involves a high degree of risk and long term or permanent illiquidity, including, risk of loss of their entire investment. Each Scribe Shareholder has been given full and complete access to the Company for the purpose of obtaining such information as such Scribe Shareholder or its qualified representative has reasonably requested in connection with the decision to acquire the Preferred Shares. Each Scribe Shareholder represents that such Scribe Shareholder and its investors have received and reviewed copies of the SEC Reports. Each Scribe Shareholder represents that such Scribe Shareholder has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Preferred Shares, all as each Scribe Shareholder (or such Scribe Shareholder’s investor’s representatives) has deemed necessary to make an informed investment decision to purchase the Preferred Shares.

4.4 Restricted Securities.

(a) Each Scribe Shareholder has been advised that none of the Preferred Shares have been registered under the Securities Act or any other applicable securities laws and that the Preferred Shares are being offered and sold pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D, and that the Company’s reliance upon Section 4(a)(2) and/or Rule 506 of Regulation D is predicated in part on such Scribe Shareholder representations as contained herein, which are partially dependent on the information provided by Scribe Shareholders’ investors, if applicable. Each Scribe Shareholder acknowledges that the Preferred Shares will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act. None of the Preferred Shares may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of counsel reasonably satisfactory to the Company, an applicable exemption from registration is available.

(b) Each Scribe Shareholder represents that such Scribe Shareholder is acquiring the Preferred Shares for such Scribe Shareholder’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

(c) Each Scribe Shareholder understands and acknowledges that the certificates representing the Preferred Shares and, if issued, the shares of Common Stock resulting from the conversion of the Preferred Shares, will bear substantially the following legend:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.”

(d) Each Scribe Shareholder acknowledges that an investment in the Preferred Shares (and, if the Preferred Shares are converted, the shares of Common Stock that the Preferred Shares will convert to) and is not liquid and is transferable only under limited conditions. Each Scribe Shareholder acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Each Scribe Shareholder is aware of the provisions of Rule 144 promulgated under the Securities Act (“Rule 144”), which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that Rule 144 is not now available and, in the future, may not become available for resale of any of the Preferred Shares or the shares of Common Stock resulting from the conversion thereof.

4.5 Scribe Shareholder Sophistication and Ability to Bear Risk of Loss. Scribe Shareholder acknowledges that Scribe Shareholder is an accredited investor as that term is defined in Regulation D of the Securities Exchange Act, and is able to protect its interests in connection with the acquisition of the Preferred Shares and can bear the economic risk of investment in such securities without producing a material adverse change in such Scribe Shareholder’s financial condition. Scribe Shareholder, either alone or with such Scribe Shareholder’s representative(s), otherwise has such knowledge and experience in financial or business matters that such Scribe Shareholder is capable of evaluating the merits and risks of the investment in the Preferred Shares.

4.6 Brokers’ Fees. Scribe Shareholder does not have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

4.7 Purchases by Groups. Each Scribe Shareholder understands that it may be acquiring greater than five percent (5%) of the Company’s outstanding equity shares and, if so, such Scribe Shareholder will be required to file disclosure reports pursuant to Section 13 and Section 16 of the Rules of the 1934 Act. Notwithstanding the foregoing, it is understood that any fund or entity purchaser may result in more than one Person having beneficial ownership of the underlying securities. The Company shall cooperate with each Scribe Shareholder in providing any information necessary to prepare and file the foregoing reports.

4.8 No Advertising. No Scribe Shareholder has received any general solicitation or advertising regarding the offer of the Shares.

4.9 Public Statements. Each Scribe Shareholder agrees not to issue any public statement with respect to the Offering, such Scribe Shareholder’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law.

4.10 INTENTIONALLY OMITTED.

4.11 Confidential. Each Scribe Shareholder acknowledges that the information made available to such Scribe Shareholder, other than the information contained in the SEC Reports, is confidential and non-public and agrees that all such information shall be kept in confidence by each Scribe Shareholder and neither used by the Scribe Shareholder for the Scribe Shareholder’s personal benefit (other than in connection with the Exchange) nor disclosed to any third party for any reason; provided, however, that (a) the Scribe Shareholder may disclose such information to its Affiliates and advisors who may have a need for such information in connection with providing advice to the Scribe Shareholder with respect to its investment in the Company so long as such Affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), (iii) is being disclosed pursuant to a subpoena or court order or is otherwise required to be provided by law, or (iv) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

4.12 Reliance. Each Scribe Shareholder understands that the Preferred Shares being offered and sold to Scribe Shareholder in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Scribe Shareholder’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Scribe Shareholder set forth herein in order to determine the availability of such exemptions and the eligibility of such Scribe Shareholder to acquire the Preferred Shares.

4.13 Scribe Shares. Each Scribe Shareholder holds of record and owns beneficially the outstanding Scribe Shares adjacent to that Scribe Shareholder’s name on Schedule 4.13, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), taxes, liens, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands, except as set forth on Schedule 4.13. No Scribe Shareholder is a party to any option, warrant, purchase right, or other contract or commitment (other than this Agreement) that could require such Scribe Shareholder or Scribe to sell, transfer, or otherwise dispose of any capital stock of Scribe. No Scribe Shareholder is a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of Scribe, other than the Scribe Shareholder Agreement (as defined below), which will be terminated at Closing.

4.14 NYSE MKT Listing. Each Scribe Shareholder understands that the Company has received notice of delisting from the NYSE MKT which stated, among other things, that the Company has equity less than $4 million and has sustained losses from continuing operations and/or net losses in three of its four most recent fiscal years and, in the opinion of NYSE MKT, it is questionable as to whether the Company will be able to continue operations and/or meet its obligations as they mature based on its current overall financial condition, pursuant to Sections 1003(a)(ii) and 1003(a)(iv) of the NYSE MKT’s Company Guide, respectively.

4.15 Subsidiaries. Scribe does not have any subsidiaries.

4.16 Organization, Qualification, and Corporate Power. Scribe is duly organized, validly existing, and in good standing under the laws of the State of Florida. Scribe is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where failure to qualify would have a Material Adverse Effect. Scribe has full corporate power and authority to carry on the Scribe Business and use the properties owned and used by it. The Disclosure Schedule also lists the directors and officers of Scribe.

4.17 Capitalization. The entire authorized capital stock of Scribe consists of 100,000 Shares of common stock, of which 1,000 shares are issued and outstanding. All of the Scribe Shares have been duly authorized, are validly issued, fully paid, and non-assessable, and are held of record as set forth in the Disclosure Schedule. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Scribe to issue, sell, or otherwise cause to become outstanding any of its capital stock except for the warrants issued to Derek Dewan for 150 shares of Scribe common stock, Alex Stuckey for 150 shares of Scribe common stock, and Mary Menze for 30 shares of Scribe common stock (collectively, the “Scribe Warrants” which Scribe Warrants are being exchanged with the Company for the GEE Warrants). There is no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Scribe or the Scribe Shares. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the Scribe Shares, other than the Scribe Shareholders Agreement, which is being terminated by the Scribe Shareholders effective at the Closing. The “Scribe Shareholders Agreement” means that certain Shareholders Agreement dated as of July 28, 2014 by and among the Scribe Shareholders.

4.18 Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Scribe is subject or any provision of the charter, by-laws or resolutions of Scribe or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Scribe is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any lien upon any of its assets), except as set forth in the “Scribe Disclosure Schedule”.

4.19 Financial Statements. GEE has been provided with copies of the following financial statements (collectively the ‘‘Scribe Financial Statements’’): (i) unaudited balance sheets and statements of income, as of and for the calendar year ended December 31 of 2013 (the ‘‘Scribe Most Recent Fiscal Year End’’) for Scribe and (ii) monthly unaudited financials (balance sheets and statements of income) for January through November of 2014 for Scribe. To Scribe Shareholder’s Knowledge, the Scribe Financial Statements (i) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (ii) fairly present, in all material respects, the financial position of Scribe as of the respective dates thereof and the results of operations of the Company for the periods covered thereby, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Prior to March 31, 2015, the Scribe Shareholders will deliver to the Company the following financial statements for Scribe: audited balance sheets and statements of income as of and for the calendar years ending December 31, 2013 and December 31, 2014.

4.20 Events Subsequent to Most Recent 2013 Fiscal Year End. Since the Most Recent Fiscal Year End, there has not been any Material Adverse Effect to Scribe or the Business except as set forth in the Scribe Disclosure Schedules.

4.21 Legal Compliance. To the Knowledge of Scribe Shareholder, Scribe has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder and including the Foreign Corrupt Practices Act, 15 U.S.C. 78dd-1 et seq.) of federal, state, local, and non-U.S. governments (and all agencies thereof) affecting Scribe or the Business, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure so to comply, where the failure to comply would not have a Material Adverse Effect.

4.22 Tax Matters.

(a) Scribe has filed all federal income tax returns and all other tax returns that it is required to file. All such tax returns as so filed disclose all taxes required to be paid for the periods covered thereby. To Scribe Shareholder’s Knowledge, all taxes due and owing by Scribe (whether or not shown on any tax return) have been paid and Scribe has not deferred any taxes. Scribe is not currently the beneficiary of any extension of time within which to file any tax return. There are no liens for taxes (other than taxes not yet due and payable) upon any of the assets of Scribe.

(b) Scribe is a validly existing S Corporation within the meaning of Code Sections 1361 and 1362 and is not and has not been subject to either the built-in gains tax under IRS Section 1374 or the passive income tax under IRS Section 1375.

4.23 Title to Tangible Assets. Scribe has good title to, or a valid leasehold interest in, the material tangible assets that Scribe uses regularly in the conduct of Scribe’s business.

4.24 Real Property.

(a) Scribe does not own any Owned Real Property.

(b) Schedule 4.24 sets forth the address of the parcel of Leased Real Property, and a true and complete list of all Leases for such parcel of Leased Real Property. Scribe has delivered to GEE or given GEE access to a true and complete copy of each material Lease document.

4.25 Intellectual Property. The Scribe Disclosure Schedule identifies each patent or registration that has been issued to Scribe with respect to any of its intellectual property, identifies each pending patent application or application for registration that Scribe has made with respect to any of its intellectual property, and identifies each material license, sublicense, agreement, covenant not to sue, or other permission that Scribe has granted to any third party with respect to any of its intellectual property.

4.26 Contracts. The Scribe Disclosure Schedule lists all written contracts and other written agreements to which Scribe is a party and the performance of which will involve consideration in excess of $325,000.00 annually and Scribe has made available to Buyer a correct and complete copy of each of those contracts or other agreements (as amended to date).

4.27 Powers of Attorney. To the Knowledge of Scribe Shareholder, there are no outstanding powers of attorney executed on behalf of Scribe.

4.28 Litigation. The Scribe Disclosure Schedule sets forth each instance in which Scribe (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or non-U.S. jurisdiction, except where the injunction, judgment, order, decree, ruling, action, suit, proceeding, hearing, or investigation would not have a Material Adverse Effect.

4.29 Employee Benefits.

(a) The Scribe Disclosure Schedule 4.29 lists each Employee Benefit Plan that Scribe maintains, to which Scribe contributes, or with respect to which Scribe has any liability.

(i) To the Knowledge of Scribe Shareholder, each such Employee Benefit Plan (and each related trust, insurance contract, or fund) has been maintained, funded and administered in accordance with the terms of such Employee Benefit Plan and complies in form and in operation in all respects with the applicable requirements of ERISA and the Code, except where the failure to comply would not have a Material Adverse Effect.

(ii) All contributions (including all employer contributions and employee salary reduction contributions) that are due have been made to each such Employee Benefit Plan that is an Employee Pension Benefit Plan. All premiums or other payments that are due have been paid with respect to each such Employee Benefit Plan that is an Employee Welfare Benefit Plan.

(iii) Each such Employee Benefit Plan that is intended to meet the requirements of a ‘‘qualified plan’’ under Code §401(a) has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Code §401(a).

(b) Scribe does not maintain, sponsor or contribute to any Employee Pension Benefit Plan that is a ‘‘defined benefit plan’’ (as defined in ERISA §3(35)).

4.30 Environmental Matters.

(a) To the Knowledge of Scribe Shareholder, Scribe is in compliance with Environmental Requirements, except for such non-compliance as would not have a Material Adverse Effect.

(b) To the Knowledge of Scribe Shareholder, Scribe has not received any written notice, report, or other information regarding any actual or alleged material violation of Environmental Requirements, or any material liabilities or potential material liabilities (whether accrued, absolute, contingent, unliquidated, or otherwise), including any investigatory, remedial, or corrective obligations, relating to Scribe or Scribe’s facilities arising under Environmental Requirements, the subject of which would have a Material Adverse Effect.

(c) This Section 4.30 (c) contains the sole and exclusive representations and warranties of each Scribe Shareholder with respect to any environmental matters, including without limitation any arising under any Environmental Requirements.

4.31 Certain Business Relationships with Scribe. Scribe Shareholder has not been involved in any material business arrangement or relationship with Scribe within the past 12 months other than employment agreements, the Scribe Warrants and the Scribe Shareholder Agreement. None of Scribe Shareholders owns any material asset, tangible or intangible, that is used in the business of Scribe.

4.32 Disclaimer of Other Representations and Warranties. Except as expressly set forth in this Section 4, Scribe Shareholder makes no representations or warranties, express or implied, at law or in equity, in respect of Scribe, or any of their respective assets, liabilities or operations, including with respect to merchantability or fitness for any particular purpose, and any such other representations or warranties are hereby expressly disclaimed. GEE hereby acknowledges and agrees that, except to the extent specifically set forth in this section, GEE is purchasing the Scribe Shares on an ‘‘as-is, where-is’’ basis.

5. COVENANTS OF COMPANY.

5.1 Certain Covenants of the Company. While any Preferred Shares are outstanding, the Company will:

(a) maintain adequate property and business insurance and directors and officers liability insurance of at least $5,000,000 aggregate;

(b) comply with all applicable laws, rules, and regulations;

(c) preserve, protect, and maintain its corporate existence; its rights, franchises, and privileges; maintain its NYSE listing and represents that it has and will maintain its ability to file Form S-3 or its equivalent, and keep and preserve all properties necessary or useful to the proper conduct of its business;

(d) submit all reports required under Section 1202(d)(1)(C) of the Internal Revenue Code and the regulations promulgated thereunder;

(e) cause all key employees to execute and deliver non-competition, non-solicitation, non-hire, non-disclosure, and assignment of inventions agreements for a term of their employment with the Company plus at least one (1) year in a form reasonably acceptable to the board of directors;

(f) not enter into related party transactions without the consent of a majority of disinterested directors;

(g) reimburse all reasonable out-of-pocket travel-related expenses of the directors nominated by the holders of the Preferred Shares;

(h) provide all information and materials, including, without limitation, all internal management documents, reports of operations, reports of adverse developments, copies of any management letters, communications with shareholders or directors, and press releases and registration statements, as well as access to all senior managers as reasonably requested by holders of the Preferred Shares. In addition, the Company will provide the holders of the Preferred Shares with unaudited monthly and quarterly and audited yearly financial statements, as well as an annual budget.

5.2 Payment for Legal Opinions and Removal of Legends. The Company shall cover all costs associated with removal of any securities act restrictive legends, including, without limitation, the cost of replacement certificates and opinion or letter of Company counsel to the transfer agent, as well as delivery costs, for all Preferred Shares issued in the Exchange and the shares of GEE Common Stock that the Preferred Shares may be converted into.

5.3 Board Seat and Officer Positions. Derek Dewan will be elected to be a member of the Company’s Board of Directors at Closing. Additionally, at Closing (i) Derek Dewan will be appointed as Chief Executive Officer of the Company and Chairman of the Board of the Company, and Alex Stuckey will be appointed as President and Chief Operating Officer of the Company.

5.4 INTENTIONALLY OMITTED

5.5 Insider Information. The Company shall not provide to Scribe Shareholder or its managers or control persons any information that would be deemed confidential or “insider” information in accordance with Fair Disclosure, Regulation FD (17 CFR Parts 240,242, and 249). To the extent that the Company or its management provide Scribe Shareholder or its Affiliates with any non-public information, the Scribe Shareholder may advise the Company of its becoming aware of such information and, the Company shall make all appropriate filings and public disclosures as it deems are reasonably necessary from time to time in order to ensure that Scribe Shareholder does not have confidential information which is not otherwise disseminated to the public by the Company on Form 8-K, press release or other disclosure SEC Reports.

5.6 Filing of Reports. For so long as the Scribe Shareholders own fifty-one percent (51%) or more of the Preferred Shares (or shares of GEE Common Stock assuming conversion of the Preferred Shares) acquired hereby, the Company shall file on a timely basis, any and all SEC Reports or amendments thereto, as it is required to file in order to remain fully current with all of its reporting obligations under the Exchange Act so as to enable sales without resale limitations, pursuant to Rule 144, as amended (“Rule 144 Sales”). The Company shall pay for all opinions or similar letters to its transfer agent, as well as pay for all transfer agent costs, relating to the removal of the Rule 144 restrictive legend on share certificates representing the Preferred Shares or shares of GEE Common Stock resulting from the conversion of the Preferred Shares. For avoidance of doubt, all references herein to filings to be made on a “timely basis” shall include and mean, any extension periods permissible under Rule 12b-25 of the Exchange Act, provided that the Company has complied with such rule, but not beyond said extension date.

6. COVENANTS OF THE COMPANY AND SCRIBE SHAREHOLDER RELATING TO REGISTRATION.

6.1 Preferred Stock Certificate. The Company shall also at or before Closing pay to their stock transfer agent the cost of all Preferred Share certificates anticipated to be issued.

6.2 Registration Rights. For purposes of this Section 6.2, all references to the Scribe Shareholders shall be deemed to mean and include, the Scribe Shareholders, and their respective assigns as holders of the Preferred Shares or shares of GEE Common Stock issued upon conversion thereof (the “Registrable Securities”).

(a) Registration. Beginning not sooner than one (1) year after the last Closing contemplated hereunder, if the holders of at least fifty-one percent (51%) of the Preferred Shares (including holders of equivalent shares of GEE Common Stock issued upon conversion thereof) approve, and if the Company has not previously nor is currently eligible to file a Form S-3 registration statement, nor have “piggyback” registration rights been available nor utilized, the holders of the Preferred Shares will have the right to demand, and upon such demand the Company shall file with the SEC, an “S-1” registration statement or its successor form or equivalent with an aggregate minimum gross offering price of at least $1,000,000, upon customary terms and conditions. The Company will not be obligated to file Form S-1 or its successor or equivalent registration form more often than once per fiscal year.

The Company shall provide to the holders of the Preferred Shares (including holders of equivalent shares of GEE Common Stock issued upon conversion thereof) unlimited “piggyback” registration rights on Company registrations subject to cutback at the underwriter’s discretion.

The holders of Preferred Shares (including holders of equivalent shares of GEE Common Stock issued upon conversion thereof) will also be entitled to file, and the Company shall provide, unlimited registrations on Form “S-3”, exercisable at any time the Company is eligible to use such form or its successor, with at least $1,000,000 in aggregate gross offering price upon initiation of the holder of at least fifty-one percent (51%) of the Preferred Shares (including holders of equivalent shares of GEE Common Stock issued upon conversion thereof) on customary terms and conditions. The Company will not be obligated to file more than one such registration statement during any six-month period.

The Company hereby agrees and covenants to use best efforts to obtain effectiveness of said registration statements (if any), and to maintain effectiveness of the same, continually for at least one (1) year following the effective date thereof.

(b) Registration Process. In connection with the registration of the Registrable Securities pursuant to Section 6.2(a), the Company shall:

(i) Prepare and file with the SEC the Registration Statement and such amendments (including post-effective amendments) to the Registration Statement and supplements to the prospectus included therein (a “Prospectus”) as the Company may deem necessary or appropriate and take all lawful action such that the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and that the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the period commencing on the effective date of the Registration Statement and ending on the date on which all of the Registrable Securities may be sold to the public without registration under the Securities Act in reliance on Rule 144 (the “Registration Period”) include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(ii) Comply with the provisions of the Securities Act with respect to the Registrable Securities covered by the Registration Statement until the earlier of (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by each Scribe Shareholder as set forth in the Prospectus forming part of the Registration Statement or (B) the date on which the Registration Statement is withdrawn;

(iii) Furnish to each Scribe Shareholder and its legal counsel identified to the Company (A) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (B) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as the Scribe Shareholder may reasonably request in order to facilitate the disposition of the Registrable Securities;

(iv) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions as the Scribe Shareholders reasonably request, prepare and file in such jurisdictions such amendments (including post effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(v) As promptly as practicable after becoming aware of such event, notify each Scribe Shareholder of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Scribe Shareholder as such Scribe Shareholder may reasonably request;

(vi) As promptly as practicable after becoming aware of such event, notify each Scribe Shareholder (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

(vii) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Scribe Shareholder of its Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances; and

(viii) Cooperate with the Scribe Shareholders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, which certificates shall, if required under the terms of this Agreement, be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Scribe Shareholder may request and maintain a transfer agent for the Registrable Securities.

(c) Obligations and Acknowledgements of the Scribe Shareholders. In connection with the registration of the Registrable Securities, each Scribe Shareholder shall have the following obligations and hereby make the following acknowledgements:

(i) It shall be a condition precedent to the obligations of the Company to include the Registrable Securities in the Registration Statement that each Scribe Shareholder wishing to participate in the Registration Statement (A) shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and (B) shall execute such documents in connection with such registration as the Company may reasonably request. Prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Scribe Shareholder of the information the Company requires from such Scribe Shareholder (the “Requested Information”) if such Scribe Shareholder elects to have any of its Registrable Securities included in the Registration Statement. If a Scribe Shareholder notifies the Company and provides the Company the information required hereby prior to the time the Registration Statement is declared effective, the Company will file an amendment to the Registration Statement that includes the Registrable Securities of such Scribe Shareholder provided, however, that the Company shall not be required to file such amendment to the Registration Statement at any time less than five (5) business days prior to the effective date.

(ii) Each Scribe Shareholder agrees to cooperate with the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Scribe Shareholder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement;

(iii) Each Scribe Shareholder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 6.2(b)(v) or 6.2(b)(vi), such Scribe Shareholder shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Scribe Shareholder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6.2(b)(v) and, if so directed by the Company, the Scribe Shareholder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Scribe Shareholder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; and

(iv) Each Scribe Shareholder acknowledges that it may be deemed to be a statutory underwriter within the meaning of the Securities Act with respect to the Registrable Securities being registered for resale by it, and if a Scribe Shareholder includes Registrable Securities for offer and sale within a Registration Statement such Scribe Shareholder hereby consents to the inclusion in such Registration Statement of a disclosure to such effect.

(d) Expenses of Registration. All expenses incurred in connection with registrations, filings or qualifications pursuant to this Section 6.2, including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, underwriting discounts and the fees and disbursements of legal counsel, shall be borne by the Company.

(e) Indemnification and Contribution.

(i) Indemnification by the Company. The Company shall indemnify and hold harmless each Scribe Shareholder and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each Person who controls such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act (each such Person being sometimes hereinafter referred to as an “Indemnified Person”) from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (B) in the case of the occurrence of an event of the type specified in Section 6.2(b)(v), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

(ii) Indemnification by the Scribe Shareholders and Underwriters. Each Scribe Shareholder agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, severally and not jointly, as a consequence of facilitating such disposition of Registrable Securities to (A) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the 1934 Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Scribe Shareholder or underwriter expressly for use therein, and (B) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Scribe Shareholder shall not be liable under this Section 6.2(e)(ii) for any amount in excess of the net proceeds paid to such Scribe Shareholder in respect of Registrable Securities sold by it.

(iii) Notice of Claims, etc. Promptly after receipt by a Person seeking indemnification pursuant to this Section 6.2(e) (an “Indemnified Party”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Party promptly shall notify the Person against whom indemnification pursuant to this Section 6.2(e) is being sought (the “Indemnifying Party”) of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out of pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (A) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (B) the Indemnified Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (C) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in the preceding sentence, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment or contain any admission of wrongdoing.

(iv) Contribution. If the indemnification provided for in this Section 6.2(e) is unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.2(e)(iv) were determined by pro rata allocation (even if the Scribe Shareholders or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6.2(e)(iv). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(v) Limitation on Scribe Shareholders’ and Underwriters’ Obligations. Notwithstanding any other provision of this Section 6.2(e), in no event shall (A) any Scribe Shareholder have any liability under this Section 6.2(e) for any amounts in excess of the dollar amount of the proceeds actually received by such Scribe Shareholder from the sale of Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act and (B) any underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

(vi) Other Liabilities. The obligations of the Company under this Section 6.2(e) shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 6.2(e) shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6.2(e) are not exclusive and shall not limit any rights or remedies which may otherwise be available to an Indemnified Party at law or in equity.

(f) Rule 144. With a view to making available to the Scribe Shareholders the benefits of Rule 144, the Company agrees to use its best efforts to:

(i) comply with the provisions of paragraph (c)(1) of Rule 144; and

(ii) file with the SEC in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the 1934 Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Scribe Shareholders, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

(g) Termination of Registration Rights. The registration rights granted in this Section 6.2 shall terminate with respect to a Registrable Security upon the date such security is first eligible to be resold without volume limitations pursuant to Rule 144 of the Securities Act.

7. PRE-CLOSING COVENANTS. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

7.1 Scribe Shareholders Pre-Closing Covenants.

(a) General. Each of the Scribe Shareholders will use his, her, or its reasonable best efforts to take all actions and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the Closing conditions set forth in Section 8 of this Agreement).

(b) Notices and Consents. Scribe Shareholders shall cause Scribe to give any notices to third parties, and shall cause Scribe to use its reasonable best efforts to obtain any third party consents, referred to in Section 4.16 of this Agreement above and the items set forth in Section 4.16 of the Scribe Disclosure Schedule.

(c) Operation of Business. Scribe Shareholders will not cause or permit Scribe to engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business.

(d) Full Access. Each Scribe Shareholder will permit, and Scribe Shareholders will cause Scribe to permit, representatives of GEE (including legal counsel and accountants) to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of Scribe, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to Scribe. GEE will treat and hold as such any Confidential Information it receives from any of Scribe Shareholders and Scribe in the course of the reviews contemplated by this Section 7.1(d), will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to Scribe all tangible embodiments (and all copies) of the Confidential Information that are in its possession.

(e) Exclusivity. No Scribe Shareholder will (and Scribe Shareholders will not cause or permit Scribe to) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of all or substantially all of the capital stock or assets of Scribe (including any acquisition structured as a merger, consolidation, or share exchange); provided, however, that Scribe Shareholders, Scribe and its directors and officers will remain free to participate in any discussions or negotiations, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing to the extent their fiduciary duties may require.

7.2 GEE Pre-Closing Covenants.

(a) General. GEE will use its reasonable best efforts to take all actions and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the Closing conditions set forth in Section 7 of this Agreement). Without limiting the foregoing, GEE will file the requisite documents and use its reasonable best efforts to obtain the approvals from the NYSE MKT and SEC that are listed as closing conditions in Section 8 of this Agreement.

(b) Notices and Consents. GEE will give any notices to third parties, and will use its reasonable best efforts to obtain any third party consents, referred to in Section 3.5 of this Agreement above and the items set forth in Section 3.5 of the Company Disclosure Schedule.

(c) Operation of Business. GEE will not engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business.

(d) Access. GEE will provide Derek Dewan and Alex Stuckey (the Scribe “Shareholders’ Representatives”) with access as reasonably requested by the Scribe Shareholders’ Representatives to the books, records, contracts and documents of GEE. The Scribe Shareholders’ Representatives, each of whom is signing this Agreement, agree that they will treat and hold as such any Confidential Information it receives from GEE in the course of the reviews contemplated by this Section 7.2(d), and will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to GEE all tangible embodiments (and all copies) of the Confidential Information that are in the Scribe Shareholders’ Representatives’ possession.

(e) Exclusivity. GEE will not solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of all or substantially all of the capital stock or assets of GEE (including any acquisition structured as a merger, consolidation, or share exchange); provided, however, that GEE, its directors and officers will remain free to participate in any discussions or negotiations, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing to the extent their fiduciary duties may require.

7.3 Notice of Developments.

(i) Any Scribe Shareholder may elect at any time to notify GEE of any development causing a breach of any of the representations and warranties in Section 4 above. Unless GEE has the right to terminate this Agreement pursuant to Section 9.1 (ii) below by reason of the development and exercises that right within the period of 10 business days referred to in Section 9.1 (ii) below, the written notice pursuant to this Section 7.3 (i) will be deemed to have amended the Scribe Disclosure Schedule, to have qualified the representations and warranties contained in Section 4 above, and to have cured any misrepresentation or breach of warranty that otherwise might have existed hereunder by reason of the development.

(ii) Each Party will give prompt written notice to the others of any material adverse development causing a breach of any of his, her, or its own representations and warranties in Section 3 or 4 above. No disclosure by any Party pursuant to this Section 7.3 (ii), however, shall be deemed to amend or supplement any Disclosure Schedule or to prevent or cure any misrepresentation or breach of warranty.

8. CONDITIONS

8.1 Conditions Precedent to the Obligation of the Company to Close and to Issue the Preferred Shares. The obligation hereunder of the Company to close and issue the Preferred Shares to the Scribe Shareholders at a Closing is subject to the satisfaction or waiver, at or before such Closing of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in their sole discretion.

(a) Accuracy of the Scribe Shareholder’s Representations and Warranties. The representations and warranties of each Scribe Shareholder shall be true and correct in all material respects as of the date when made and as of such Closing as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(b) Performance by the Scribe Shareholders. Each Scribe Shareholder shall have performed, satisfied, and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Scribe Shareholder at or prior to such Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d) Delivery of Scribe Shares. The Scribe Shares shall be delivered at the Closing in accordance with the terms hereof.

(e) Delivery of Scribe Warrants. The Scribe Warrants shall be delivered at the Closing to GEE in accordance with the terms hereof.

(f) Delivery of Transaction Documents. The Transaction Documents shall have been duly executed and delivered by the Scribe Shareholders to the Company.

(g) AMEX Approval. The Company shall have filed an additional listing application with the NYSE MKT for the GEE Common Stock underlying the Preferred Shares and the GEE Warrants, and shall have received the approval from the NYSE MKT for said listing.

(h) SEC Approval. The Company shall have filed either a preliminary proxy statement or preliminary information statement with the SEC, shall have received clearance from the SEC with respect to same, shall have filed a definitive proxy statement or definitive information statement, as the case may be, and any applicable waiting period thereafter under applicable law shall have run.

(i) Keltic Approval. Keltic Financial Partners II, LP shall have approved the acquisition of Scribe as set forth in this Agreement.

8.2 Conditions Precedent to the Obligation of the Scribe Shareholders to Close and to Exchange the Scribe Shares. The obligation hereunder of the Scribe Shareholders to close and exchange the Scribe Shares and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before such Closing, of each of the conditions set forth below.

(a) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects as of such Closing, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date.

(b) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Closing.

(c) No Suspension, Etc. Trading in the GEE Common Stock of the Company shall not have been suspended by the SEC and the shares of GEE Common Stock of the Company shall be eligible for trading and listing on the NYSE MKT.

(d) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been initiated, against the Company, or any of the officers, directors or Affiliates of the Company seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f) Preferred Shares. At the Closing, the Company shall have delivered to the Scribe Shareholders the Preferred Shares along with all appropriate board resolutions or other necessary documentation in order to issue the Preferred Shares in such denominations as Scribe Shareholder may request. The Company shall also deliver this Agreement, duly executed by the Company.

(g) GEE Warrants. At the Closing, the Company shall have delivered to the holders of the Scribe Warrants the GEE Warrants along with all appropriate board resolutions and all necessary documentation as the holders of the Scribe Warrants may request. The registration rights with respect to the GEE Common Stock issued on exercise of the GEE Warrants shall be substantially the same as for the GEE Common Stock issued on the conversion of the Preferred Stock.

(h) Material Adverse Effect. No Material Adverse Effect shall have occurred since December 31, 2013, and shall be continuing as of such Closing.

9. TERMINATION.

9.1 Termination of Agreement. Certain of the Parties may terminate this Agreement as provided below:

(i) GEE and Scribe Shareholders may terminate this Agreement by mutual written consent at any time prior to the Closing;

(ii) GEE may terminate this Agreement by giving written notice to Scribe Shareholders at any time prior to the Closing in the event (A) any of Scribe Shareholders has within the then previous 10 business days given GEE any notice pursuant to Section 7.3 (i) above and (B) the development that is the subject of the notice has had a Material Adverse Effect;

(iii) GEE may terminate this Agreement by giving written notice to Scribe Shareholders at any time prior to the Closing (A) in the event any Scribe Shareholder has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, GEE has notified Scribe Shareholders of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before April 1, 2015, by reason of the failure of any condition precedent under Section 8.1 hereof (unless the failure results primarily from GEE itself breaching any representation, warranty, or covenant contained in this Agreement); and

(iv) Scribe Shareholders may terminate this Agreement by giving written notice to GEE at any time prior to the Closing (A) in the event GEE has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, any Scribe Shareholder has notified GEE of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (B) if the Closing shall not have occurred on or before April 1, 2015, by reason of the failure of any condition precedent under Section 8.2 hereof (unless the failure results primarily from any Scribe Shareholder breaching any representation, warranty, or covenant contained in this Agreement).

9.2 Effect of Termination. If any Party terminates this Agreement pursuant to Section 9.1 above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach); provided, however, that the confidentiality provisions contained in this Agreement shall survive termination.

10. REMEDIES FOR BREACHES OF THIS AGREEMENT.

10.1 Survival of Representations and Warranties and Covenants.

(a) All of the representations and warranties of Scribe Shareholders contained in Section 4 above shall survive the Closing hereunder (unless GEE knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect for a survival period of six (6) months thereafter and then expire.

(b) All of the representations and warranties of GEE contained in Section 3 above shall survive the Closing and continue in full force and effect for a survival period of six (6) months thereafter and then expire.

(c) All of the covenants of the Parties shall survive the Closing and continue in full force and effect for a survival period equal to the applicable statute of limitations.

10.2 Indemnification Provisions for GEE’s Benefit.

(a) In the event any Scribe Shareholder breaches any of his, her, or its representations, warranties, and covenants contained herein (other than the covenants in Section 1.2 above and Section 6 above, and the representations and warranties in Sections 4.1 and 4.2 above), and, provided that GEE makes a written claim for indemnification against any Scribe Shareholder pursuant to the notice provisions of this Agreement within the survival period (if there is an applicable survival period pursuant to Section 10.1 above), then each Scribe Shareholder shall indemnify GEE from and against its Allocable Portion of any Adverse Consequences GEE shall suffer until the Adverse Consequences caused proximately by the breach (i) after GEE has suffered Adverse Consequences by reason of all such breaches in excess of a $200,000 aggregate deductible (the “Aggregate Deductible”, only after which point Scribe Shareholders will be obligated to indemnify GEE from and against further such Adverse Consequences) or thereafter (ii) until and only to the extent the Adverse Consequences GEE has suffered by reason of all such breaches reach a $1,000,000 aggregate ceiling (after which point Scribe Shareholders will have no obligation to indemnify GEE from and against further such Adverse Consequences).

(b) In the event any Scribe Shareholder breaches any of his, her, or its covenants in Section 1.2 above or any of his, her, or its representations and warranties in Sections 4.1 and 4.2 above, and provided that GEE makes a written claim for indemnification against such Scribe Shareholder pursuant to the notice provision of this Agreement within the survival period in Section 10.1 above, then such Scribe Shareholder shall indemnify GEE from and against the entirety of any Adverse Consequences GEE shall suffer through and after the date of the claim for indemnification caused proximately by such Scribe Shareholder’s breach.

10.3 Indemnification Provisions for Scribe Shareholders’ Benefit. In the event GEE breaches any of its representations, warranties, and covenants contained herein, and provided that any Scribe Shareholder makes a written claim for indemnification against GEE pursuant to the notice provisions of this Agreement within the survival period (if there is an applicable survival period pursuant to Section 10.1 above), then GEE shall indemnify each Scribe Shareholder from and against the entirety of any Adverse Consequences suffered caused proximately by the breach.

10.4 Matters Involving Third Parties.

(a) If any third party shall notify any Party (the “Protected Party”) with respect to any matter (a “Third-Party Claim”) which may give rise to a claim for indemnification against any other Party (the “Responsible Party”) under this Section 10, then the Protected Party shall promptly (and in any event within five (5) business days after receiving notice of the Third-Party Claim) notify each Indemnifying Party thereof in writing.

(b) Any Responsible Party will have the right at any time to assume and thereafter conduct the defense of the Third-Party Claim with counsel of his, her, or its choice reasonably satisfactory to the Protected Party; provided, however, that the Responsible Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Protected Party (not to be unreasonably withheld) unless the judgment or proposed settlement involves only the payment of money damages and does not impose an injunction or other equitable relief upon the Protected Party.

(c) Unless and until a Responsible Party assumes the defense of the Third-Party Claim as provided in Section 10.4(b) above, however, the Protected Party may defend against the Third-Party Claim in any manner he, she, or it may reasonably deem appropriate.

(d) In no event will the Protected Party consent to the entry of any judgment on or enter into any settlement with respect to the Third-Party Claim without the prior written consent of each of the Indemnifying Parties (not to be unreasonably withheld).

10.5 Determination of Adverse Consequences. All indemnification payments under this Section 10 shall be paid by the Responsible Party net of any Tax benefits and insurance coverage that may be available to the Protected Party. All indemnification payments under this Section 10 shall be deemed adjustments to the purchase price.

10.6 Exception for Section 6. Section 6 is not covered by this Section 10 (i.e. the covenants of the Company and Scribe Shareholders relating to registration).

10.7 Exclusive Remedy. GEE and Scribe Shareholders acknowledge and agree that the foregoing indemnification provisions in this Section 10 shall be the exclusive remedy of GEE and Scribe Shareholders with respect to Scribe, and the transactions contemplated by this Agreement.

11. MISCELLANEOUS.

11.1 Placement Agent’s Commissions; Sub-Agent’s Commissions. There are no placement agents, finders or other intermediaries in connection with the Exchange and neither the Company nor any Scribe Shareholder is paying or is required to pay any party a fee in connection with the Exchange.

11.2 Legal Fees. The Company shall be responsible for its legal fees and Scribe shall be responsible for the legal fees of the Scribe Shareholders.

11.3 Indemnification. Each Scribe Shareholder agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination by such Scribe Shareholder of any of the Preferred Shares, or shares of GEE Common Stock issued upon conversion thereof, in violation of the Securities Act or applicable state securities law.

11.3 Governing Law. The validity and interpretation of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida. Each of the parties hereto and their assigns hereby consents to the exclusive jurisdiction and venue of the state or federal courts located in the County of Duval of the State of Florida with respect to any matter relating to this Agreement and performance of the parties’ obligations hereunder, the documents and instruments executed and delivered concurrently herewith or pursuant hereto and performance of the parties’ obligations thereunder and each of the parties hereto hereby consents to the personal jurisdiction of such courts and shall subject itself to such personal jurisdiction. Any action, suit or proceeding relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process in any action, suit or proceeding relating to such matters may be made and served within or outside the State of Florida by registered or certified mail to the parties and their representatives at their respective addresses specified in Section 9.7, provided that a reasonable time, not less than thirty (30) days, is allowed for response. Service of process may also be made in such other manner as may be permissible under the applicable court rules. THE PARTIES HERETO WAIVE TRIAL BY JURY.

11.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

11.5 Entire Agreement. This Agreement and the Schedules hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

11.6 Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11.7 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and a majority of the Scribe Shareholders, or, to the extent such amendment affects only one Scribe Shareholder, by the Company and such Scribe Shareholder. Any amendment or waiver effected in accordance with this Section 11.7 shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

11.8 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by facsimile and in each case with a confirming email (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested). If the notice or communication is sent to a Scribe Shareholder, it shall be sent at the address set forth in the signature page applicable to such Scribe Shareholder with a copy to Averitt & Alford, PA, 3010 South Third Street, Suite B, Jacksonville Beach, FL 32250, Attention Barry Averitt, Esq. If the notice or communication is sent to the Company, it shall be sent to the address set forth below:

If to the Company:	General Employment Enterprises, Inc. 184 Shulman Blvd., Suite 420, Naperville, IL 60563 Email: andrew.norstrud@genp.com Attn: Andrew Norstrud, Chief Executive Officer

With a copy to:	Roetzel & Andress 350 East Las Olas Boulevard Las Olas Centre II, Suite 1150 Fort Lauderdale, FL 33303-30310 Email: cgage@ralaw.com Attention: Clint Gage, Esq.

11.9 Faxes, Electronic Mail and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them in person to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

11.10 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

11.11 Further Assurances. At any time and from time to time after the Closing, upon reasonable request of the other, each party shall do, execute, acknowledge and deliver such further acts, assignments, transfers, conveyances and assurances as may be reasonably required for the more complete consummation of the transactions contemplated herein.

11.12 Legal Fees. In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys’ fees, including attorneys’ fees for any appeal, and costs incurred in bringing such suit or proceeding.

APPLICABLE ONLY IN THE EVENT ANY SHARES ARE SOLD TO FLORIDA RESIDENTS—FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE SCRIBE SHAREHOLDER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH SCRIBE SHAREHOLDER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN AUTHORIZED ESCROW AGENT

OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH SCRIBE SHAREHOLDER, WHICHEVER OCCURS LATER. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY SCRIBE SHAREHOLDERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST. NOTICE SHOULD BE GIVEN TO THE COMPANY AT THE ADDRESS SPECIFIED HEREIN.

“COMPANY OR GEE”

WITNESSES:	GENERAL EMPLOYMENT ENTERPRISES, INC.

By
President

“SCRIBE SHAREHOLDERS”

WITNESSES:

Mary Menze, individually

Address:

4378 Richmond Park Drive East
Jacksonville, FL 32224

WITNESSES:

Alex Stuckey, individually

Address:

13500 Sutton Park Drive South, Suite 204
Jacksonville, Florida 32224

WITNESSES:

Brittany M. Dewan, solely as Trustee of the
Derek E. Dewan Irrevocable Living Trust II
Dated the 27th of July, 2010

Address:

7003 Gaines Court
Jacksonville, Florida 32217

WITNESSES:

Allison Dewan, individually

Address:

13500 Sutton Park Drive South, Suite 204
Jacksonville, Florida 32224

WITNESSES:

Brittany M. Dewan, individually

Address:

7003 Gaines Court
Jacksonville, Florida 32217

“SCRIBE WARRANT HOLDERS”

WITNESSES:

Derek E. Dewan, individually

Address:

13500 Sutton Park Drive South, Suite 204
Jacksonville, Florida 32224

WITNESSES:

Mary Menze, individually

Address:

4378 Richmond Park Drive East
Jacksonville, FL 32224

WITNESSES:

Alex Stuckey, individually

Address:

13500 Sutton Park Drive South, Suite 204
Jacksonville, Florida 32224